UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): January 25, 2006



                       Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                     0-9314                  83-0221517
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer

                                                        Identification No.)


     2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
     -----------------------------------------------           ---------
        (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100
                                                       --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.01
Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Access Pharmaceuticals, Inc. (the "Company") has received a notice from the American Stock Exchange ("AMEX") Listing Qualifications Department denying the Company's appeal of an AMEX Staff Determination on December 12, 2005 which found that the Company failed to comply with AMEX's continued listing standards due to losses from continuing operations and/or net losses in two of its most recent fiscal years with shareholders' equity of less than $2 million, as set forth in Section 1003(a)(i) of the AMEX "Company Guide"; due to losses from continuing operations and/or net losses in three of its most recent fiscal years with shareholders' equity of less than $4 million, as set forth in Section 1003(a)(ii) of the Company Guide; and due to losses from continuing operations and/or net losses in four of its most recent fiscal years with shareholders' equity of less than $6 million, as set forth in Section 1003(a)(iii) of the Company Guide. As a result, Access Pharmaceuticals, Inc.'s common stock is expected to be delisted from AMEX effective with the open of business on Wednesday, February 1, 2006.

Access Pharmaceuticals, Inc.'s quotation for its common stock is expected to appear in the "Pink Sheets" under the trading symbol "____" on or about February 1, 2006. Access also expects that its common stock will be quoted in the future on the OTC Bulletin Board, provided that a market maker files the necessary application with the NASD and such application is cleared.

A copy of the Company's press release relating to the above matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits

(c) Exhibits

Exhibit Number  Description of Exhibit
--------------  ----------------------
99.1            Press Release dated January 31, 2006

                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Stephen B. Thompson
                                             ------------------
                                              Stephen B. Thompson
                                              Vice President and
                                              Chief Financial Officer

Dated January 31, 2006

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